Exhibit 99.2

RED LION HOTELS CORPORATION UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information gives effect to the purchase of ten hotels formerly leased from an affiliate of iStar Financial, Inc., as described in Item 2.01 of this Form 8-K (the “Transaction”).

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 gives effect to the Transaction as if it occurred on June 30, 2011. The information included in this unaudited pro forma condensed consolidated balance sheet was derived from the registrant’s unaudited June 30, 2011 historical consolidated balance sheet included in its Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2011.

The following unaudited pro forma consolidated statement of operations for the fiscal year ended December 31, 2010 gives effect to the Transaction as if it occurred at the beginning of that fiscal year. The information included in this unaudited pro forma consolidated statement of operations was derived from the registrant’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2010, which was included in the registrant’s Annual Report filed on Form 10-K for the fiscal year ended December 31, 2010.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2011 gives effect to the Transaction as if it occurred at the beginning of that six-month period. The information included in this unaudited pro forma consolidated statement of operations was derived from the registrant’s unaudited consolidated statement of operations for the six months ended June 30, 2011, which was included in the registrant’s Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2011.

The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Transaction, are factually supportable and, in the case of the pro forma consolidated statements of operations, have a recurring impact. The following unaudited pro forma consolidated financial information has been prepared by management of the registrant for illustrative purposes only. The unaudited pro forma consolidated financial information is not intended to represent or be indicative of the registrant’s financial position or results of operations in future periods or the results that actually would have been realized had the registrant included the effect of the Transaction during the specified periods.

The assumptions and estimates used and pro forma adjustments derived from such assumptions and estimates are based on currently available information. Management of the registrant believes such assumptions and estimates are reasonable under the circumstances; however, actual results based on final allocations of the purchase price may differ. The unaudited pro forma consolidated financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the registrant included in its Form 10-K filed with the SEC on March 16, 2011 and its Form 10-Q filed with the SEC on August 8, 2011.

RED LION HOTELS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2011

(Amounts in thousands)

	Historical Condensed Consolidated Red Lion Hotels Corporation	Purchase of Leased Properties		Unaudited Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$46,818	$(37,150	) (1)	$9,668
Restricted cash	4,707			4,707
Accounts receivable, net	6,532			6,532
Inventories	1,519			1,519
Prepaid expenses and other	3,090			3,090
Assets held for sale	9,805			9,805

Total current assets	72,471	(37,150)		35,321

Property, equipment and intangible assets, net	235,535	37,150	(1)	272,685
Goodwill and other assets, net	28,740			28,740

Total assets	$336,746	$—		$336,746

LIABILITIES
Current liabilities:
Accounts payable	$4,893			$4,893
Accrued payroll and related benefits	5,023			5,023
Accrued interest payable	255			255
Advance deposits	931			931
Other accrued expenses	11,554			11,554
Current portion of long-term debt	24,594			24,594

Total current liabilities	47,250	—		47,250

Long-term debt, due after one year	50,901			50,901
Deferred income	4,891			4,891
Deferred income taxes	16,955			16,955
Debentures due Red Lion Hotels Capital Trust	30,825			30,825

Total liabilities	150,822	—		150,822

Commitments and contingencies
STOCKHOLDERS’ EQUITY
Red Lion Hotels Corporation stockholders’ equity
Preferred stock - 5,000,000 shares authorized; $0.01 par value; no shares issued or outstanding	—			—
Common stock - 50,000,000 shares authorized; $0.01 par value; 19,067,541 shares issued and outstanding	191			191
Additional paid-in capital, common stock	148,002			148,002
Retained earnings	37,624	—		37,624

Total Red Lion Hotels Corporation stockholders’ equity	185,817	—		185,817
Noncontrolling interest	107	—		107

Total equity	185,924	—		185,924

Total liabilities and stockholders’ equity	$336,746	$—		$336,746

RED LION HOTELS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

(Amounts in thousands, except per share data)

	Historical Consolidated Red Lion Hotels Corporation	Purchase of Leased Properties		Unaudited Pro Forma

Revenue:
Hotels	$148,568	$—		$148,568
Franchise	3,209	—		3,209
Entertainment	9,236	—		9,236
Other	2,481	—		2,481

Total revenues	163,494	—		163,494

Operating expenses:
Hotels	116,574	—		116,574
Franchise	3,118	—		3,118
Entertainment	7,769	—		7,769
Other	1,598	—		1,598
Depreciation and amortization	20,885	806	(2)	21,691
Impairment Loss	5,733	—		5,733
Hotel facility and land lease	5,840	(4,324	) (3)	1,516
Gain (loss) on asset dispositions, net	(25)	—		(25)
Undistributed corporate expenses	6,304	—		6,304

Total expenses	167,796	(3,518)		164,278

Operating income (loss)	(4,302)	3,518		(784)

Other income (expense):
Interest expense	(9,073)	—		(9,073)
Other income, net	409	—		409

Income (loss) before taxes	(12,966)	3,518		(9,448)

Income tax expense (benefit)	(4,736)	1,281	(4)	(3,455)

Net income (loss) from continuing operations	(8,230)	2,237		(5,993)

Less: Net income (loss) attributable to noncontrolling interest	10	—		10

Net income (loss) from continuing operations attributable to Red Lion Hotels Corporation	$(8,220)	$2,237		$(5,983)

Earnings per share - basic and diluted
Net income (loss) from continuing operations	$(0.45)			$(0.32)
Weighted average shares - basic and diluted	18,485			18,485

RED LION HOTELS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(Amounts in thousands, except per share data)

	Historical Consolidated Red Lion Hotels Corporation	Purchase of Leased Properties		Unaudited Pro Forma

Revenue:
Hotels	$69,434	$—		$69,434
Franchise	1,652	—		1,652
Entertainment	7,440	—		7,440
Other	1,126	—		1,126

Total revenues	79,652	—		79,652

Operating expenses:
Hotels	57,782	—		57,782
Franchise	1,964	—		1,964
Entertainment	6,752	—		6,752
Other	828	—		828
Depreciation and amortization	10,063	403	(2)	10,466
Hotel facility and land lease	4,298	(2,162	) (3)	2,136
Gain (loss) on asset dispositions, net	(33,583)	—		(33,583)
Undistributed corporate expenses	2,897	—		2,897

Total expenses	51,001	(1,759)		49,242

Operating income (loss)	28,651	1,759		30,410

Other income (expense):
Interest expense	(4,573)	—		(4,573)
Other income, net	385	—		385

Income (loss) before taxes	24,463	1,759		26,222

Income tax expense (benefit)	10,474	753	(4)	11,227

Net income (loss)	13,989	1,006		14,995

Less: Net income (loss) attributable to noncontrolling interest	(102)	—		(102)

Net income (loss) attributable to Red Lion Hotels Corporation	$13,887	$1,006		$14,893

Earnings per share - basic
Net income (loss)	$0.74			$0.79
Net income (loss) attributable to Red Lion Hotels Corporation	$0.73			$0.78
Weighted average shares - basic and diluted	18,999			18,999

Earnings per share - diluted
Net income (loss)	$0.73			$0.78
Net income (loss) attributable to Red Lion Hotels Corporation	$0.72			$0.78
Weighted average shares - basic and diluted	19,163			19,163

RED LION HOTELS CORPORATION

ADJUSTMENTS TO UNAUDITED

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)	To record cash used to acquire the 10 previously leased hotels and add them to the property and equipment accounts on the balance sheet. The amount includes the purchase price and associated acquisition costs.
(2)	To record the depreciation expense associated with the acquired depreciable assets. The purchase price was allocated as follows: Land - $20.9 million and Buildings - $16.1 million. Depreciation on the buildings was calculated on a straight line basis assuming a 20 year life.
(3)	To reflect the reduction of lease expense associated with the 10 previously leased hotels.
(4)	Adjustment to reflect the income tax effect of the pro forma adjustments at the applicable tax rates. The tax rates used were 36.4% for the year ended December 31, 2010 and 42.8% for the six months ended June 30, 2011. The difference in tax rate of the two periods is primarily attributable to the disposal of goodwill recorded in June of 2011. This goodwill did not have any tax basis, which created a permanent difference in our tax provision calculation, increasing our effective tax rate for the period.

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